Welcome ©2017 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Huntington Bancshares Incorporated 2017 Barclays Americas Select Franchise Conference May 16, 2017 Exhibit 99.1

Disclaimer 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the merger with FirstMerit Corporation are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where we do business; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger with FirstMerit Corporation; our ability to complete the integration of FirstMerit Corporation successfully; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2017, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Huntington Bancshares Overview Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $100 Billion Employees(1) - 16,331 Franchise: (1) 1Q17 Average full-time equivalent (FTE) (2) Includes 12 Private Client Group Offices Branches 996(2) ATMs 1,855 % Deposits Top 10 MSAs / Total Deposits 75% Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2016 MI WI IL IN PA WV KY OH

Core Strategy Implemented in 2009 Organically grow market share and share of wallet 4 Marketing: Expand industry-leading brand promise and delivery – “Category of One” Technology: Focus on Digitization, Omni-channel, Cyber-security Profitable Growth with Low Relative Volatility Customer Experience and Client Advocacy Optimization of Distribution Enhanced Employee Engagement Customer Acquisition and Deepening Risk Management: Maintain Aggregate “Moderate to Low” Risk Profile Proactively Increase Scale: Continued focus on organic growth and selective, disciplined M&A Focus on: Consumer, Small to Medium Enterprises (including Commercial Real Estate), and Auto

5 Actions Taken Since 2009 to Accelerate HBAN Focused the Business Model Investing in the Franchise Built the Brand Disciplined Execution • Focus on Consumer, Small to Medium Enterprises (includes Commercial Real Estate), and Auto • Improve balance sheet mix (Deposits & Loans) • Intense execution and sales management • Introduced Fair Play with distinctive, customer-friendly products • Colleagues created a welcoming experience with high levels of customer service and advocacy • Increase in marketing investments • Integrated distribution: Branch, ATM, Relationship Managers, Digital, Mobile, Call Center • Comprehensive rebrand / refresh of all customer touchpoints (e.g., branch, ATMs, plastics, checks, websites, etc.) • Technology and data investments • Invest in the business while committing to positive operating leverage • Bring risk management with long-term focus – delivering low relative volatility through the cycle • Delivering on commitments Alignment of Management, Colleagues and Long-term Shareholders

Selected Recent Awards and Recognition 6 #1 Small Business Administration 7(a) lender in the region (1) (Fiscal years: 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009) Greenwich Excellence Awards: • Middle Market Banking (2016, 2014, 2013, 2012) • Small Business Banking (2016, 2015, 2013) • Wealth and Investment Services (2016, 2015) Highest in J.D. Power U.S. Retail Banking Satisfaction Study • North Central region (2017, 2016, 2015, 2014, 2013) • Mid-Atlantic region (2017) Highest in Midwest in J.D. Power Small Business Satisfaction Study (2014, 2012) Kantar TNS Choice Award for Consumer Retail banking in the Central Region (2017, 2016, 2015, 2013, 2012) (1) #1 SBA 7(a) lender in number of loans in region comprised of IL, IN, KY, MI, OH, WI, WV, and Western PA. Source: U.S. Small Business Administration; loan data from October 1, 2008 through December 31, 2016.

FirstMerit Acquisition: Classic In-market Deal

Expense Savings Drive Compelling Economics, while Revenue Enhancement Opportunities Provide Long-Term Upside

Strong Cultural and Strategic Fit

- Complementary businesses with similar cultures & customer profiles
- Pro forma #2 deposit market share in Ohio, significantly enhanced presence in Michigan
- Entrance into attractive Chicago & Wisconsin markets – emphasizing business focus

Compelling Economics

- Provides opportunity to accelerate achievement of long-term financial goals
  - ✓ **300+ bp expected improvement in ROTCE**
  - ✓ **400+ bp expected improvement in Efficiency Ratio**
- On track to achieve 40% cost savings within one year of closing; ~75% of planned cost savings implemented to date
- Revenue enhancements provide additional long-term earnings upside opportunity; already executing on business plans


NASDAQ CONGRATULATES
HUNTINGTON BANCSHARES
ON CLOSING ITS ACQUISITION OF
FIRSTMERIT CORPORATION
NASDAQ: HBAN
AUGUST 16, 2016
Nasdaq

Copyright Nasdaq 2016

Huntington 7

High Concentration of Top Market Share MSAs(1)

Compact & Stable Footprint Yields Operational Efficiency

Company (2)	Total U.S. Deposits ($BN)	Total Company MSAs	% of Company MSAs: Ranked No. 1 in MSA	% of Company MSAs: Top 3 Ranking in MSA	% of Company MSAs: Compete with HBAN	2016 Efficiency Ratio
Wells Fargo & Co.	$ 1,306	445	23.1%	65.8%	5.4%	60.0%
Bank of America Corp.	1,261	224	12.1	57.6	3.6	65.2
Pro Forma HBAN + FMER	**76**	**91**	**14.3**	**41.8**	**NA**	**NA**
BB&T Corp.	160	187	18.2	40.6	5.9	58.4
BMO Financial Corp.	477	43	11.6	37.2	44.2	64.2
Capital One Financial Corp.	237	38	15.8	36.8	0.0	51.8
JPMorgan Chase & Co.	1,375	245	6.9	36.7	20.4	58.1
Huntington Bancshares Inc. (3)	55	70	12.9	35.7	NA	63.3
M&T Bank Corp.	95	66	13.6	34.8	6.1	56.0
Toronto-Dominion Bank	775	74	10.8	33.8	2.7	61.8
SunTrust Banks Inc.	160	97	10.3	33.0	4.1	62.7
Regions Financial Corp.	99	178	9.6	30.9	2.2	62.9
U.S. Bancorp	335	314	4.5	30.9	11.1	54.5
PNC Financial Services Group Inc.	257	194	5.2	30.4	32.0	61.6
Fifth Third Bancorp	104	103	6.8	28.2	47.6	61.3
KeyCorp	104	124	6.5	23.4	23.4	65.2
FirstMerit Corp. (3)	21	52	3.9	23.1	57.7	62.7
BBVA	401	83	1.2	22.9	0.0	56.8
Banco Santander SA	691	27	3.7	14.8	0.0	53.5
Citigroup Inc.	929	28	7.1	14.3	3.6	59.9
Citizens Financial Group	110	68	4.4	13.2	25.0	64.5
Mitsubishi UFJ Financial Group Inc.	177	30	0.0	3.3	0.0	59.0

Source: SNL Financial. FDIC branch information as of June 30, 2016 and is pro forma for all announced acquisitions.
(1) Top 20 Banks by Assets, excluding credit card and trust banks.
(2) Rank based on percent of company MSAs where the bank holds top 3 market share.
(3) HBAN & FMER historical data as of June 30, 2016 and reflects footprint at the time of the FDIC survey.

Huntington 8

9 Implementation of Cost Savings on Pace  Significant progress toward achieving ~$255 million annualized cost savings target o Approximately 75% implemented by end of 1Q17  Expect to implement all cost savings within one year of acquisition closing  Excludes intangible amortization expense and Significant Items  Excludes incremental personnel expenses associated with revenue enhancement opportunities and changes to FDIC insurance premiums $ in millions 4Q15 Actual 4Q17 Target Pro Forma Pro Forma HBAN FMER Combined Assumed HBAN FMER Combined Reported Non-Interest Expense 499$ 156$ 654$ CAGR 529$ 165$ 694$ Less: Intangible Amortization 4 3 6 3.0% 4 3 7 Less: Significant Items 10 (0) 10 11 (0) 11 Adjusted Non-Interest Expense 484$ 153$ 638$ 514$ 163$ 677$ Quarterly cost savings 64$ Quarterly cost savings 68$ Adjusted Non-Interest Expense Target 609$ Annualized cost savings 255$ Annualized cost savings 271$ Cost Savings as % of: Cost Savings as % of: Pro Forma Pro Forma FMER Combined FMER Combined 42% 10% 42% 10%

10 Opportunity to Expand Fee Income at FirstMerit Revenue Synergies Not Modeled into Deal Economics Restoring the Noninterest Income contribution to 34% of Total Revenues represents an approximately $100 million revenue opportunity.

Revenue Enhancements Opportunities

Provide Additional Near-Term and Long-Term Upside

OCR Improvement

- Cross-sell opportunities identified across business and consumer client base:
  - Capital Markets
  - Treasury Management
  - Private Banking
  - Credit Card

SBA Lending Expansion

- Bring HBAN SBA lending expertise to Chicago and WI markets
- Began recruiting prior to closing; 30 total incremental FTEs
- Revenue opportunity of $20+ million in 2017

Home Lending Expansion

- Annual loan production opportunity of up ~$900 million within two years
- Began recruiting prior to closing; 100 total incremental FTEs
- Revenue opportunity of $17 million in 2017 and $25 million in 2018

RV and Marine Finance Expansion

- Annual loan production opportunity of ~$200 million within two years
- Expansion from 17 state footprint to 26 states; 18 incremental FTEs
- Revenue opportunity of $15 million in 2017 and $30 million in 2018

Huntington | 11

DFAST Supervisory Severely Adverse Scenario Projected cumulative loan losses among lowest in regional banks 12 Source: Federal Reserve (1) 2016 Huntington results inclusive of FirstMerit acquisition

13 Best-in-Class Balance Sheet Efficiency Optimization Strategy Completed During 4Q16: Optimized Structure, Enhanced Flexibility, and Improved Capital Efficiency  Completed actions: o Sale of approximately $0.9 billion of non-relationship based C&I and CRE product that provided inadequate returns; proceeds used to pay off short-term borrowings o Securitization of $1.5 billion of auto loans, consistent with our concentration risk management discipline o Sale of approximately $2.0 billion of >0% risk-weighted securities o Reinvesting proceeds from auto securitization and securities sales into 0% risk-weighted securities  No material impact on asset sensitivity

14 Acquisition Accelerates Achievement of our Long-Term Financial Goals 59% Cost savings 56% Cost savings plus rates Efficiency Ratio (1) See reconciliation on slides 26 & 27

 Substantially complete with FirstMerit integration; confidence in delivery of cost savings and revenue enhancements  Focused on three areas with sustainable competitive advantages o Consumer o Small to Medium Enterprises (including Commercial Real Estate) o Auto  Consistent core strategy since 2009 o Delivered on growth strategies with sustained investment o Enhancing execution to drive further performance improvement o Meaningful investment in people, technology, and brand o Disciplined risk management – Aggregate moderate-to-low risk profile  Driving core deposit and loan growth through disciplined execution and a differentiated customer experience  Focus on delivery of consistent through-the-cycle shareholder returns  High level of colleague and shareholder alignment Important Messages 15

Appendix 16

Huntington’s Peer Group 17 Source: SNL Data as of 5/5/17

Deeply Engaged, Diverse Board of Directors



Huntington
Huntington
Huntington
Welcome
Welcome

Lizabeth Ardisana Principal / CEO, ASG Renaissance, LLC	**Gina D. France** President and CEO, France Strategic Partners LLC	**Eddie R. Munson** Retired Managing Partner and Director, KPMG LLC
Ann ("Tanny") B. Crane President and CEO, Crane Group Company	**J. Michael Hochschwender** President and CEO, The Smithers Group	**Richard W. Neu** Chairman, MCG Capital Corporation; Retired CFO and Treasurer, Charter One Financial
Robert S. Cubbin Retired President and CEO, Meadowbrook Insurance Group	**Chris Inglis** Distinguished Visiting Professor of Cyber Studies, U.S. Naval Academy; retired Deputy Director, National Security Agency	**David L. Porteous** Attorney, McCurdy Wotila & Porteous, P.C.; Lead Director, Huntington Bancshares
Steven G. Elliott Retired Senior Vice Chairman, BNY Mellon	**Peter J. Kight** Private Investor; former Chairman/CEO and founder, Checkfree	**Kathleen H. Ransier** Retired Partner, Vorys, Sater, Seymour and Pease LLP
Michael J. Endres Senior Advisor, Stonehenge Partners LLC	**Jonathan A. Levy** Managing Partner and co-founder, Redstone Investments	**Stephen D. Steinour** Chairman, President, and CEO, Huntington Bancshares Incorporated

Huntington 18

• Board defined aggregate moderate-to-low risk appetite • Board and CEO set the “Tone at the Top” • Strong risk management processes; 3 lines of defense, data driven, concentrations & limits, high accountability • Significant investment in risk management personnel and process • “Everyone Owns Risk” around an aggregate moderate-to-low risk culture • Disciplined management of credit risk – hold limits, concentrations limits, timely approval process, active portfolio management with very good MIS • Liquidity significantly enhanced by change in funding mix and industry leading customer share of wallet • Belief that managing lower credit risk will reduce earnings volatility providing more stable returns and higher capital generation over time • Higher capital generation will provide more flexibility and strength, as well as drive higher creation of shareholder value Risk Management is at the Core of Huntington’s Evolution 19

Management and Shareholder Alignment 20 Incentive plan structures  Hold-to-retirement / exit requirements on equity grants and awards  Short-term incentive plan cash payout capped at 100% of target for executive leadership and senior managers; portions above 100% paid in RSUs (restricted stock units)  Long-term incentive plan paid with combination of PSUs (performance share units), RSUs, and stock options – all have multi-year vesting  Clawback provisions in all incentive compensation plans Insider ownership  Equity ownership targets for CEO, Executive Leadership Team (ELT), and select senior managers  Directors, ELT, and colleagues collectively represent the fifth largest shareholder (more than 27 million shares; 3% of total shares outstanding)  CEO Steinour is largest known individual shareholder (as of December 31, 2016, owned 3.4 million common shares; almost 7x the guideline and 43x base salary) o Since joining Huntington in January 2009, CEO Steinour has purchased more than 1.5 million shares in open market transactions HBAN has instituted mechanisms to drive a high level of management and shareholder alignment, focusing decision making on long-term returns while maintaining our aggregate moderate-to-low risk profile.

Our Commitment to Environmental, Social, & Governance (ESG) 21 • Published in May 2017, our first ESG Annual Report signals our commitment to provide transparency and accountability in alignment with global standards for environmental, social, and governance considerations. • While the report is new, our commitment to ESG is a reaffirmation of our long-held commitment to do the right thing for our shareholders, customers, colleagues, and communities. • We have established an enterprise ESG strategy integrated with our core performance objectives, led by executive management, and a newly formed Corporate ESG Committee with accountability to the Board of Directors Nominating and Governance Committee.

22 Footprint Economic Indicators Leading indicators signal optimism for 2017 Sources: US Bureau of Labor Statistics; Federal Reserve Bank of Philadelphia • According to the Philadelphia FRB coincident economic indicator, economic activity in Michigan, Ohio, and Indiana has grown faster than the U.S. in the economic recovery-to-date. • Economic activity growth is expected to grow on par with the U.S. in most of the Huntington footprint states; per capita disposable personal income growth should remain solid as it has for the recovery overall; Goods producing sectors should benefit from expected improvements in the international economy in 2017; Vehicle sales are expected to edge down after 2 superlative sales years, with the mix shifting towards larger vehicles. • Unemployment Rates have been at or near 15 year lows in most footprint states. Solid housing markets provided home price growth in all 8 Huntington footprint states for 3 consecutive years. February 2017 State Leading Indexes (Expected Six-Month Change) Less than -4.5% -1.6% to -4.5% 0.0% to -1.5% 0.0% to +1.5% +1.6% to +4.5% More than +4.5% Less than -1.0% -0.6% to -1.0% 0.0% to -0.5% 0.0% to +0.5% +0.6% to +1.0% More than +1.0% February 2017 State Coincident Indexes (Three-Month Historical Change)

23 Expected Impact of Purchase Accounting Accelerated accretion continues to pull forward scheduled PAA • Reflects purchase accounting impact exclusively related to the FirstMerit acquisition • Projected purchase accounting accretion represents scheduled amortization, and does not include impact of any accelerated payoffs in future periods Purchase Accounting Impact on Net Interest Income – Purchased Credit Impaired Loans Purchase Accounting Impact on Net Interest Income – Debt & Deposits Amortization of Intangibles Purchase Accounting Impact on Net Interest Income – Performing Loans Total Net Purchase Accounting Impact

FirstMerit Acquisition Milestones

Effectively Managing Execution Risk is THE Immediate Focus



Integration Execution
Acquisition Closing
Subsidiary Bank Merger Completed
Management & Organizational Changes Implemented (3Q16)
Standalone Applications and Systems Conversions, ATMs deployed (3Q16)
Network & Equipment Upgrades, and Permanent Signage Installed (3Q16)
Branch Divestiture Closing (4Q16)
Mock Branch Conversions (4Q16)
Standalone Applications and Systems Conversions, ATMs deployed (4Q16)
Network & Equipment Upgrades, and Permanent Signage Installed (4Q16)
Mock Branch Conversions (1Q17)
Colleague Onboarding and Training (1Q17)
Branch Conversions & Consolidations (1Q17)
Back Office Consolidations (1Q17)
Core Systems Conversions (1Q17)
Final Systems & Applications Conversions (April 2017 - Complete)

FirstMerit has the potential to transform our efficiency and return profiles. Ensuring a successful integration is our primary focus.

Huntington 24

FirstMerit Branch Conversion and Majority of Technology Conversions Completed Over President’s Day Holiday Weekend in February • Over 1,000 total colleagues, including 200 technology colleagues, involved • Over 350 applications converted • Over 750 TB of data converted • 24 segment / business unit task plans for conversion weekend • 17,284 tasks for conversion weekend • 234 milestones for conversion weekend • 1.2 million welcome kits mailed to customers 25 Conversion Statistics Important Metrics from Conversion Weekend

26 Reconciliation Revenue, Noninterest Income, and Noninterest Expense Growth (1) Significant items related to FirstMerit acquisition related net expenses; (2) Pre-tax

27 Reconciliation Efficiency Ratio and ROTCE (1) Significant items related to FirstMerit acquisition related net expenses; (2) Pre-tax (3) After-tax